UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1

TO

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2011 (June 1, 2011)

ALPHA NATURAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32331	42-1638663
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Alpha Place, P.O. Box 2345,

Abingdon, VA 24212

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (276) 619-4410

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Alpha Natural Resources, Inc., (“Alpha”) is filing this Amendment No. 1 to its Current Report on Form 8-K filed on June 1, 2011 to correct typographical errors in the first paragraph of Item 2.03 and the Sixth Supplemental Indenture filed as Exhibit 4.12 to the Current Report on Form 8-K, as well as to provide certain information under Item 5.07, which is now available. The revised Sixth Supplemental Indenture is attached as Exhibit 4.12 to this Current Report on Form 8-K/A and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Third Amended and Restated Credit Agreement

As previously reported, on May 19, 2011, Alpha entered into the New Credit Agreement. On June 1, 2011, in connection with the Merger and the New Credit Agreement, certain conditions precedent were satisfied and Alpha borrowed $600 million pursuant to the Term Loan A facility under the New Credit Agreement, of which a portion was used by Alpha to repay the outstanding principal under Alpha’s Second Amended and Restated Credit Agreement Term Loan A as well as accrued interest and associated fees, in the total amount of $227.1 million.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 1, 2011, Alpha held a special meeting of stockholders to (i) approve an amendment to the certificate of incorporation of Alpha pursuant to which Alpha will be authorized to issue up to 400,000,000 shares of common stock, par value $0.01 per share; (ii) approve the issuance of shares of Alpha common stock, par value $0.01 per share, to stockholders of Massey pursuant to the Merger Agreement; and (iii) approve adjournments of the Alpha special meeting, if necessary or appropriate, including to permit further solicitation of proxies if there are not sufficient votes at the time of the Alpha special meeting to approve one or both of the proposals described above.

Alpha’s stockholders approved all three matters. The following is a summary of the voting results for each matter presented to the stockholders:

Approval of an amendment to the certificate of incorporation of Alpha pursuant to which Alpha will be authorized to issue up to 400,000,000 shares of common stock, par value $0.01 per share

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
99,198,645.700563	1,208,232.250924	426,925	0

Approval of the issuance of shares of Alpha common stock, par value $0.01 per share, to stockholders of Massey Energy Company pursuant to the Merger Agreement

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
99,260,222.700563	1,148,456.250924	425,124	0

Approval of adjournments of the Alpha special meeting, if necessary or appropriate, including to permit further solicitation of proxies if there are not sufficient votes at the time of the Alpha special meeting to approve one or both of the proposals described above

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
95,190,300.700563	5,596,846.250924	46,656	0

A copy of the press release announcing the outcome of the stockholder vote is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Alpha has previously filed the historical consolidated financial statements of Massey and Cumberland Resources Corporation, which was acquired by Massey on April 19, 2010, and pro forma financial information reflecting the impact of the Merger required pursuant to this Item. See Alpha’s Current Report on Form 8-K, filed on March 28, 2011, and Alpha’s Current Report on Form 8-K, filed on May 16, 2011.

(d) Exhibits

Pursuant to the rules and regulations of the Securities and Exchange Commission, Alpha has filed certain agreements as exhibits to this Current Report on Form 8-K. These agreements may contain representations and warranties by the parties. These representations and warranties have been made solely for the benefit of the other party or parties to such agreements and (i) may been qualified by disclosure made to such other party or parties, (ii) were made only as of the date of such agreements or such other date(s) as may be specified in such agreements and are subject to more recent developments, which may not be fully reflected in Alpha’s public disclosure, (iii) may reflect the allocation of risk among the parties to such agreements and (iv) may apply materiality standards different from what may be viewed as material to investors. Accordingly, these representations and warranties may not describe Alpha’s actual state of affairs at the date hereof and should not be relied upon.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 28, 2011, by and among Alpha Natural Resources, Inc., Mountain Merger Sub, Inc. and Massey Energy Company (incorporated by reference to Exhibit 2.1 of Alpha’s Current Report on Form 8-K filed on January 31, 2011).

3.1	Amended and Restated Certificate of Incorporation of Alpha Natural Resources, Inc. (incorporated by reference to Exhibit 3.1 to Alpha’s Current Report on Form 8-K filed on August 5, 2009).

3.2	Certificate of Amendment of the Restated Certificate of Incorporation of Alpha Natural Resources, Inc. (incorporated by reference to Exhibit 3.2 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).

4.1	Indenture, dated as of June 1, 2011, among Alpha Natural Resources, Inc., the Guarantors named therein and Union Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).

4.2	First Supplemental Indenture, dated as of June 1, 2011, among Alpha Natural Resources, Inc., the Guarantors named therein and Union Bank, N.A., as trustee (incorporated by reference to Exhibit 4.2 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).

4.3	Form of 2019 Note (included in Exhibit 4.2) (incorporated by reference to Exhibit 4.3 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).

4.4	Form of 2021 Note (included in Exhibit 4.2) (incorporated by reference to Exhibit 4.4 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).

4.5	Second Supplemental Indenture, dated as of June 1, 2011, among Alpha Natural Resources, Inc., the Guarantors named therein and Union Bank, N.A., as trustee (incorporated by reference to Exhibit 4.5 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).

4.6	Senior Indenture, dated as of August 12, 2008, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.6 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).

4.7	First Supplemental Indenture, dated as of August 12, 2008, by and among Massey Energy

Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.7 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).

4.8	Second Supplemental Indenture, dated as of July 20, 2009, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.8 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).

4.9	Third Supplemental Indenture, dated as of August 28, 2009, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.9 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).

4.10	Fourth Supplemental Indenture, dated as of April 30, 2010, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.10 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).

4.11	Fifth Supplemental Indenture, dated as of June 29, 2010, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.11 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).

4.12*	Sixth Supplemental Indenture dated as of June 1, 2011, among Alpha Natural Resources, Inc., Massey Energy Company, the Guarantors named therein and Wilmington Trust Company, as Trustee.

4.13	Third Amended and Restated Credit Agreement, dated as of May 19, 2011, by and among Alpha, the lenders party thereto, the issuing banks party thereto, Citicorp North America, Inc. as administrative and collateral agent and Citigroup Global Markets Inc. and Morgan Stanley Senior Funding, Inc. as joint lead arrangers and joint book managers (incorporated by reference to Exhibit 10.1 of Alpha’s Current Report on Form 8-K filed on May 20, 2011).

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP, dated as of June 1, 2011 (incorporated by reference to Exhibit 5.1 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).

10.1	Amended and Restated Guarantee and Collateral Agreement, dated as of June 1, 2011, made by each of the Guarantors as defined therein, in favor of Citicorp North America, Inc., as administrative agent and as collateral agent for the banks and other financial institutions or entities from time to time parties to the New Credit Agreement (incorporated by reference to Exhibit 10.1 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).

23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1) (incorporated by reference to Exhibit 23.1 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).

99.1	Press Release dated June 1, 2011 (incorporated by reference to Exhibit 99.1 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).

99.2	Press Release dated June 1, 2011 (incorporated by reference to Exhibit 99.2 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).

99.3	Press Release dated June 1, 2011 (incorporated by reference to Exhibit 99.3 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).
*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.

June 3, 2011	By:	/s/ Frank J. Wood
Name: Frank J. Wood
Title: Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 28, 2011, by and among Alpha Natural Resources, Inc., Mountain Merger Sub, Inc. and Massey Energy Company (incorporated by reference to Exhibit 2.1 of Alpha’s Current Report on Form 8-K filed on January 31, 2011).

3.1	Amended and Restated Certificate of Incorporation of Alpha Natural Resources, Inc. (incorporated by reference to Exhibit 3.1 to Alpha’s Current Report on Form 8-K filed on August 5, 2009).

3.2	Certificate of Amendment of the Restated Certificate of Incorporation of Alpha Natural Resources, Inc. (incorporated by reference to Exhibit 3.2 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).

4.1	Indenture, dated as of June 1, 2011, among Alpha Natural Resources, Inc., the Guarantors named therein and Union Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).

4.2	First Supplemental Indenture, dated as of June 1, 2011, among Alpha Natural Resources, Inc., the Guarantors named therein and Union Bank, N.A., as trustee (incorporated by reference to Exhibit 4.2 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).

4.3	Form of 2019 Note (included in Exhibit 4.2) (incorporated by reference to Exhibit 4.3 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).

4.4	Form of 2021 Note (included in Exhibit 4.2) (incorporated by reference to Exhibit 4.4 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).

4.5	Second Supplemental Indenture, dated as of June 1, 2011, among Alpha Natural Resources, Inc., the Guarantors named therein and Union Bank, N.A., as trustee (incorporated by reference to Exhibit 4.5 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).

4.6	Senior Indenture, dated as of August 12, 2008, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.6 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).

4.7	First Supplemental Indenture, dated as of August 12, 2008, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.7 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).

4.8	Second Supplemental Indenture, dated as of July 20, 2009, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.8 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).

4.9	Third Supplemental Indenture, dated as of August 28, 2009, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.9 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).

4.10	Fourth Supplemental Indenture, dated as of April 30, 2010, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.10 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).

4.11	Fifth Supplemental Indenture, dated as of June 29, 2010, by and among Massey Energy

Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit 4.11 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).

4.12*	Sixth Supplemental Indenture dated as of June 1, 2011, among Alpha Natural Resources, Inc., Massey Energy Company, the Guarantors named therein and Wilmington Trust Company, as Trustee.

4.13	Third Amended and Restated Credit Agreement, dated as of May 19, 2011, by and among Alpha, the lenders party thereto, the issuing banks party thereto, Citicorp North America, Inc. as administrative and collateral agent and Citigroup Global Markets Inc. and Morgan Stanley Senior Funding, Inc. as joint lead arrangers and joint book managers (incorporated by reference to Exhibit 10.1 of Alpha’s Current Report on Form 8-K filed on May 20, 2011).

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP, dated as of June 1, 2011 (incorporated by reference to Exhibit 5.1 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).

10.1	Amended and Restated Guarantee and Collateral Agreement, dated as of June 1, 2011, made by each of the Guarantors as defined therein, in favor of Citicorp North America, Inc., as administrative agent and as collateral agent for the banks and other financial institutions or entities from time to time parties to the New Credit Agreement (incorporated by reference to Exhibit 10.1 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).

23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1) (incorporated by reference to Exhibit 23.1 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).

99.1	Press Release dated June 1, 2011 (incorporated by reference to Exhibit 99.1 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).

99.2	Press Release dated June 1, 2011 (incorporated by reference to Exhibit 99.2 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).

99.3	Press Release dated June 1, 2011 (incorporated by reference to Exhibit 99.3 to Alpha’s Current Report on Form 8-K filed on June 1, 2011).
*	Filed herewith.